EXHIBIT 10CCC
                                                                   -------------

                                  May 24, 2000

                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                            NOTE CONVERSION AGREEMENT

         WHEREAS, on April 1, 2000, Alexander P. Boxall ("Purchaser"), loaned Advanced Deposition Technologies, Inc. (the "Company") the amount of one hundred fifty thousand dollars ($150,000), such loan having been evidenced by a promissory note of such date (the "Note"); and

         WHEREAS, pursuant to a resolution of the Board of Directors, the Company desires to extend to Purchaser the option to convert the Note into 100,000 shares common stock of the Company, $.01 par value per share (the "Common Stock"); and

         WHEREAS, Purchaser desires to convert the Note into Common Stock.

         NOW THEREFORE,

1. Conversion of the Note. Purchaser hereby tenders to the Company the Note dated as of April 1, 2000 in exchange for 100,000 shares of the Company's Common Stock (the "Shares"). The Note shall be cancelled as of the date hereof in full payment for the Shares. The Company has agreed to pay to the Purchaser the interest owed under the Note.

2. Representations of the Purchaser. Purchaser hereby represents and warrants to the Company as follows:


         (a) Experience and Suitability. I am an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). I am qualified by my knowledge and experience in financial and business matters, investments, securities and private placements to evaluate the merits and risks of an investment in the Shares and to make an informed decision relating thereto. I have the financial capability for making the investment and protecting my interests, and I can afford a complete loss of the investment. The investment is a suitable one for me.

         (b) Risk Factors. I have carefully considered the potential risks relating to the Company and a purchase of the Shares. I am familiar with the general risks of investment in companies with a history of losses such as those of the Company.

         (c) Investment Purpose. I am acquiring the Shares for my own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares. I understand that the Shares have not been registered under the Securities Act or the securities laws of any state, and I hereby agree not to make any sale, transfer or other disposition of any such Shares unless either (i) the Shares first shall have been registered under the Securities Act and all applicable state securities laws, or (ii) an exemption from such registration is available, and the Company has received such documents and agreements from me and the transferee as the Company requests at such time.

         (d) Legends. I understand that until the Shares have been registered under the Securities Act and applicable state securities laws each certificate representing such securities shall bear a legend substantially similar to the following:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933 or any other securities laws. These securities have been acquired for investment and not with a view to distribution or resale. Such securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such securities under the Securities Act of 1933 and any other applicable securities laws, unless the holder shall have obtained an opinion of counsel reasonably satisfactory to the corporation that such registration is not required.


           IN WITNESS WHEREOF, this Note Conversion Agreement is signed as of the date first written above.


ADVANCED DEPOSITION TECHNOLOGIES, INC.


By:/s/ Glenn J. Walters
  ---------------------------
     Name:  Glenn J. Walters
     Title:    Chairman, CEO and Treasurer


PURCHASER


Alexander P. Boxall
-----------------------
Alexander P. Boxall